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                                                                    Exhibit 23.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We consent to the reference to our firm under the caption "Experts" and to the use of our report dated November 9, 2000 in this Registration Statement (Form SB-2) and related Prospectus of Bioenvision, Inc. for the registration of 36,123,635 shares of its common stock.


                                   /s/ Ernst & Young LLP
                                   ----------------------
                                   Ernst & Young LLP


Reading, England
July 30, 2002